New You, Inc. Appoints John Driscoll Chief Financial Officer and Member of Board of Directors

CARLSBAD, Calif., June 17, 2021, New You, Inc. (OTCQB: NWYU) today announced its appointment of John Driscoll, 54, as chief financial officer (CFO), and member of the company’s board of directors, effective June 15, 2021.

Mr. Driscoll has over 20 years senior experience in financial strategy and implementation, accounting, and auditing, most recently as chief audit executive for 13,000 employee fintech platform, Finastra, and has served in senior audit and anti-fraud positions with Fundtech, CIT, AIG, Phillip Morris, and The New York County District Attorney’s Office.

Prior to this appointment, he served as CFO of ST Brands, the acquisition company recently acquired by New You Inc.

“John’s capabilities have proven to be invaluable in the M&A activities undertaken by ST Brands, and we are fortunate to have his experience and financial skills at work as we continue our ambitious growth into a global CBD leader,” commented Jason Frankovich, New You executive chairman.

About New You, Inc.

New You, Inc. (OTCQB: NWYU) wholly-owned subsidiary, ST Brands Corp is a holding company of branded assets that create, develop, market, and sell unique and proprietary cannabidiol (“CBD”) products to various segments of the global consumer market.

St Brands applies financial, operational, branding resource infrastructure to deliver turnkey business services and achieve economies of scale in sourcing, production, packaging, and sales.

The Company seeks to acquire scalable cannabis companies with the potential to become sector leaders in the legal cannabis market. We provide growth capital and expert professional oversight in exchange for stock in their company.

Brands are selected for strong unique selling propositions, strategic value to other portfolio companies, and potential for ST Brands’ services to enhance cash flow and/or the asset’s equity value.

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Products are sold through several channels, including wholesale to retailers, online direct-to-consumer, and white labeling for branded resellers.ST Brands provides its collection of brands and global resources in market research, brand creation and design, supply chain management with GMP and ISO materials, digital marketing and promotion, all to improve cost efficiency, expedite time to market, and maximizing growth in each market.

The Company seeks to capitalize on the scaling challenges facing individual CBD consumer products with solutions to issues including global branding obstacles, supply chain fragmentation, traceability, and compliance.

Safe Harbor Act

Statements in this press release that are not based on historical fact are "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. We believe expectations reflected in our forward-looking statements are reasonable, although we cannot guarantee achievements, future results, levels of activity, performance, or other future events. These statements are based on management's current expectations and actual results may differ from these forward-looking statements due to numerous factors, including risks related to our ability to raise additional capital, liquidity, revenue growth, operating results, industry, regulations, technology, and products, any of which could cause us to not achieve some or all of our goals, or cause our previously reported actual results and performance to change or differ from future results, performance, or achievements, including those expressed or implied by such forward-looking statements. You should not place undue reliance on these forward-looking statements. Furthermore, the forward-looking statements contained herein are made as of the date of this press release, and we undertake no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release unless otherwise required by law.

Contact:

info@stbrandsinternational.com

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